EXHIBIT 99.2

Instructure and Thoma Bravo Revise Definitive Agreement

Thoma Bravo to Promptly Commence a Tender Offer at $49.00 per Share in Cash for all of Instructure’s Outstanding Shares

New Structure Provides Immediate, Certain and Compelling Value

Revised Agreement Approved by Instructure’s Board of Directors

SALT LAKE CITY – Feb. 18, 2020 – Instructure (NYSE: INST) (the “Company”) today announced that its Board of Directors has approved and recommends a revised definitive agreement to be acquired by Thoma Bravo, LLC (“Thoma Bravo”), under which Thoma Bravo will acquire all outstanding shares of Instructure for $49.00 per share in cash. Under the terms of the revised agreement, Thoma Bravo will promptly commence a tender offer on or before February 24, 2020 to acquire all outstanding shares of Instructure’s common stock. Following completion of the tender offer, Thoma Bravo will complete a second-step merger in which any remaining common shares of Instructure will be converted into the right to receive the same per share price paid in the tender offer.

“The Board unanimously supports this structure as the clearest path to maximize value for all Instructure stockholders,” said Josh Coates, Executive Chairman of the Instructure Board of Directors. “We encourage all stockholders to tender their shares in support of the transaction.”

On February 14, 2020, Instructure announced that Thoma Bravo had increased its offer to $49.00 per share in cash for all of the outstanding shares of the company. This best and final offer was an increase from the prior $47.60 per share offer. Pursuant to the revised agreement, the Instructure Board of Directors will no longer hold a special meeting of Instructure’s stockholders on February 25, 2020.

The tender offer and subsequent merger are subject to customary conditions for transactions of this type.

Stockholders who would like to tender their shares or with questions about the tender offer may contact the information agent for the tender offer, Innisfree M&A Incorporated, toll-free at (888) 750-5834.

J.P. Morgan Securities LLC is serving as the exclusive financial advisor to Instructure and Cooley LLP is serving as its legal advisor. Kirkland & Ellis is serving as legal advisor to Thoma Bravo.

About Instructure

Instructure helps people grow from the first day of school to the last day of work. More than 30 million people use the Canvas Learning Management Platform for schools and the Bridge Employee Development Platform for businesses. More information at www.instructure.com.

About Thoma Bravo, LLC

Thoma Bravo is a leading private equity firm focused on the software and technology-enabled services sectors. With a series of funds representing more than $35 billion in capital commitments, Thoma Bravo partners with a Company’s management team to implement operating best practices, invest in growth initiatives and make accretive acquisitions intended to accelerate revenue and earnings, with the goal of increasing the value of the business. Representative past and present portfolio companies include industry leaders such as ABC Financial, Blue Coat Systems, Deltek, Digital Insight, Frontline Education, Global Healthcare Exchange, Hyland Software, Imprivata, iPipeline, PowerPlan, Qlik, Riverbed, SailPoint, SolarWinds, SonicWall, Sparta Systems, TravelClick and Veracode. The firm has offices in San Francisco and Chicago.

Additional Information and Where to Find It

The tender offer described in this communication has not yet been commenced. This announcement and the description contained herein is neither an offer to purchase nor a solicitation of an offer to sell shares of the Company. At the time the tender offer is commenced, Instructure Holdings, LLC (“Parent”), a limited liability company affiliated with Thoma Bravo, and PIV Merger Sub, Inc., a wholly owned Subsidiary of Parent, intend to file a Tender Offer Statement on Schedule TO containing an offer to purchase, forms of letters of transmittal and other documents relating to the tender offer (collectively, the “Tender Offer Documents”), and the Company intends to file a Solicitation/Recommendation Statement on Schedule 14D-9 (the “Recommendation Statement”) with respect to the tender offer. Parent and the Company intend to mail these documents to the Company’s stockholders. Investors and security holders of the Company are urged to carefully read the Tender Offer Documents and the Recommendation Statement, each as may be amended or supplemented from time to time, and any other filings made in connection therewith when they become available before making any decision with respect to the tender offer because such documents will contain important information about the proposed transactions and the parties thereto.

Investors and security holders of the Company will be able to obtain a free copy of the Tender Offer Documents and the Recommendation Statement and any supplements or amendments thereto, as well as other relevant filings, including materials that are incorporated by reference into those documents, without charge, at the SEC’s website (http://www.sec.gov) or from the Company by contacting the Company’s Investor Relations at (866) 574-3127, by email at Investors@instructure.com, or by going to the Company’s Investor Relations page on its website at https://ir.instructure.com/overview/default.aspx and clicking on the link titled “SEC Filings.”

Notice Regarding Forward-Looking Statements

This communication contains forward-looking information related to the Company and the proposed acquisition of the Company in a tender offer. Forward-looking statements in this release include, among other things, statements about the potential benefits of the proposed transaction, the Company’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of the Company, and the anticipated timing of closing of the proposed transaction. Risks and uncertainties include, among other things, risks related to the ability of the Company to consummate the proposed transaction on a timely basis or at all, including due to complexities resulting from the adoption of new accounting pronouncements and associated system implementations; the satisfaction of the conditions precedent to consummation of the proposed transaction; the Company’s ability to secure regulatory approvals on the terms expected in a timely manner or at all; disruption from the transaction making it more difficult to maintain business and operational relationships; the negative side effects of the announcement or the consummation of the proposed transaction on the market price of the Company’s common stock or on the Company’s operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transaction; competitive factors, including competitive responses to the transaction and changes in the competitive environment, pricing changes, sales cycle time and increased competition; customer demand for the Company’s products; new application introductions and the Company’s ability to develop and deliver innovative applications and features; the Company’s ability to provide high-quality service and support offerings; the Company’s ability to build and expand its sales efforts; regulatory requirements or developments; changes in capital resource requirements; and other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and future business combinations or disposals.

Further information on these and other risk and uncertainties relating to the Company can be found in its reports on Forms 10-K, 10-Q and 8-K and in other filings the Company makes with the SEC from time to time and available at www.sec.gov. These documents are available under the SEC filings heading of the Investors section of the Company’s website at https://ir.instructure.com/overview/default.aspx.

The forward-looking statements included in this communication are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Instructure Media Contact

Cory Edwards, 801-869-5258, cory@instructure.com

or

Kekst CNC

Ross Lovern, 212-521-4800, ross.lovern@kekstcnc.com

Thoma Bravo Media Contact

Megan Frank, 628-218-0274, mfrank@thomabravo.com

or

Finsbury

Andrew Johnson, 646-495-2044, andrew.johnson@finsbury.com

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